UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): September 27, 1996



                          First Franklin Corporation
                          --------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                       0-163621                     31-1221029
  ------------                   ------------               -------------------
   (State of                      (Commission                (I.R.S. Employer
 Incorporation)                    File No.)                Identification No.)



                 401 East Court Street, Cincinnati, Ohio 43725
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)



              Registrant's telephone number, including area code:
            -------------------------------------------------------
                                (513) 721-1031

                                  FORM 8-K/A


ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            Not applicable.


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Not applicable.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            Not applicable.


ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            The  Board  of  Directors  of  First  Franklin   Corporation  (the
"Corporation") has approved the selection of Clark, Schaefer, Hackett & Co. to replace Coopers & Lybrand LLP as the Corporation's independent accountants effective September 30, 1996. Coopers & Lybrand LLP served as the Corporation's independent accountants for all fiscal years since its inception in 1987. This change in accountants will result in a significant decrease in the amount of annual audit fees paid by the Corporation.

            The Coopers & Lybrand LLP reports on the consolidated financial statements of the Corporation for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There have not been any disagreements between the Corporation and Coopers & Lybrand LLP on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure during the two most recent fiscal years and any subsequent interim period through September 27, 1996.

            The Board of Directors' decision to engage Clark, Schaefer, Hackett, & Co. is based on that firm's experience with community-based financial institutions. The Corporation has not requested or obtained any advice from Clark, Schaefer, Hackett, & Co. concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements.



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


ITEM 5.     OTHER EVENTS

            Not applicable.


ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

            Not applicable.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

                  (16)  Letter on Change in Certifying Accountant


ITEM 8.     CHANGE IN FISCAL YEAR

            Not applicable.


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


                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRST FRANKLIN CORPORATION




Date:  October 15, 1996       By:   Daniel T Voelpel
                                    --------------------------
                                    Daniel T Voelpel
                                    Vice President and
                                    Chief Financial Officer



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